1ST  INTERNET GROUP, INC.

                  INCENTIVE STOCK OPTION AGREEMENT

INCENTIVE STOCK OPTION AGREEMENT made this 1st day of July, 1999 (the. "Grant Date") by and between 1st INTERNET GROUP, INC., a Florida corporation located at 5883 Lake Worth Road, Greenacres Florida 33463 (the "Corporation"), and MICHAEL J.GRAHAM, who resides at 6271 Barton Creek Ct., Lake Worth, FL 33463 (the "Optionee").

                           Recitals:

A. The Corporation has duly adopted with subsequent shareholder approval an employee benefit plan known as the 1st Internet
Group, Inc. Equity Incentive Plan (the "Plan").

B. The Plan provides for, among other things, the granting of incentive stock options by a Committee to be appointed by the Board of Directors of the Corporation (the "Committee") to executive officers and key employees of the Corporation or of its subsidiaries to purchase shares of common stock of the Corporation par value $0.01 per share (the "Stock"), in accordance with the terms and provisions thereof.

C. The Committee considers the Optionee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of the Corporation to grant the incentive stock option documented herein.

NOW, THEREFORE, based on the foregoing and for good and valuable consideration, the Corporation and optionee hereby agree as follows:

Section 1.     Incorporation of Terms, Provisions, Conditions and
Restrictions of Plan.

(a) All of the terms, provisions, conditions and restrictions contained in the Plan, including any and all rules and regulations adopted under the Plan by the Committee (the "Plan Provisions"), are hereby incorporated in this Agreement and the Optionee agrees to be bound by all of the Plan provisions and by all of the terms and conditions of this Agreement. This Agreement does not set forth all of the terms and conditions of the Plan; copies of the Plan may he obtained upon written request without charge from the Corporation.

(b) Each capitalized terms used in this Agreement without definition shall have the meaning defined for it in the Plan, if any.

Section 2. Grant of Option. Subject to the provisions of this Agreement and to the Plan Provisions, the Corporation hereby grants to the Optionee an option (the "Option") to purchase from the Corporation ninety thousand (90,000) shares of common stock (the "Option Shares") at a price of one dollar ($1.00) per share, the fair market value (the "Exercise Price"). The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended).

Section 3.   Exercise of Option.

(a) No portion of the Option may be exercised by the Optionee on or at any time after the tenth anniversary of the Grant Date or at any time after the termination of the Optionee's employment with the Corporation for any reason other than the death or disability of the Optionee.

(b) The option may be exercised in whole or in part on June 30, 2000 and any time thereafter in accordance with the Plan Provisions by the Optionee's tendering the Exercise Price (or a proportionate part thereof if the Option is partially exercised) to the Corporation, together with a written notice, in the form attached hereto as Exhibit "A", specifying the number of Option Shares the Optionee wishes to purchase pursuant to the Option.

Section 4. Share Certificates. Upon receipt of the Exercise Price (or the requisite portion thereof), the Corporation shall cause one or more stock certificates evidencing the Optionee's ownership of the Option Shares so purchased by the Optionee to be issued to the Optionee subject, however, to the Plan Provisions.

Section 5. Investment Securities. The Optionee represents and warrants to the Corporation that any Option Shares purchased by the Optionee upon the exercise hereof will be acquired for investment and not for distribution within the meaning of the Securities Act of 1933, as amended, provided, however, that the foregoing representation and warranty shall he inoperative if such Option Shares are registered under such Act.

Section 6. Default of Optionee. Should the Optionee at any time breach any Plan Provision or any provision of this Agreement, the option granted hereunder shall be null and void. This provision shall be in addition to and not in lieu of any other remedies which the Corporation may have at law and/or in equity.

Section 7.   Miscellaneous Provisions.

(a) Unless otherwise specifically provided herein, all notices to be given hereunder shall be in writing and sent to the parties by certified mail, return receipt requested, which shall be addressed to each party's respective address, as set forth in the first paragraph of this Agreement, or to such other address as such party shall give to the other party hereby by a notice given in accordance with this Section and, except as otherwise provided in this Agreement, shall be effective when deposited in the United States mail properly addressed and postage prepaid. If such notice is sent other than by the United States mail, such notice shall be effective when actually received by the party being noticed.

(b) This Agreement may not be assigned in whole or in part by either of the parties hereto.

(c) Both parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

(d) Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa.

(e) The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope of this Agreement or the intent of any of the provisions hereof.

(f) This Agreement and the Plan constitute the entire understanding between the parties hereto concerning the grant of incentive stock options to the Optionee under the Plan and shall not be terminated, except in accordance with its terms or the Plan Provisions, or amended except in accordance with the Plan Provisions or in a writing executed by both of the parties hereto.

(g) The waiver of a breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition.

(h) The invalidity or unenforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word or of any provision of this Agreement shall not affect the validity or enforceability of the remaining portions thereof.

(i) This Agreement shall be binding upon and inure to the benefit of the heirs, successors, estate and personal representatives of the Optionee and the successors and assigns of the Corporation.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Witnesses:                         1st INTERNET GROUP, INC.


/s/AILEEN GALLAGHER              By: /s/WILLIAM S. CORLEY
-------------------              ------------------------
                                 President



/s/AILEEN GALLAGHER               /s/MICHAEL J. GRAHAM
-------------------               --------------------

                     Exhibit "A" to
            Stock Option Agreement dated July 1, 1999

          NOTICE OF EXERCISE OF OPTION TO PURCHASE
                  SHARES OF COMMON STOCK
                 OF 1st INTERNET GROUP, INC.

The undersigned does by this notice request that 1st Internet Group Inc., a Florida corporation (the "Company"), issue to the undersigned that number of shares of Common Stock specified below (the "Shares") at the price per Share specified below pursuant to the exercise of the undersigned's option under the Incentive Stock Option Agreement (the "Agreement") dated July 1, 1999 between the undersigned and the Company.

Simultaneously herewith, the undersigned delivers to the Company the purchase price for the Shares (i.e., that amount which is obtained by multiplying the number of Shares for which the Option is being exercised by the price specified), by good check.

The undersigned hereby represents and warrants that the undersigned is acquiring the Shares for the undersigned's own account and not on behalf of any other person and without any present view to making a public offering or distribution of same and without any present intention of selling same at any particular time or at any particular price or upon the occurrence of any particular event or circumstance.

The undersigned acknowledges and understands that in connection with the acquisition of the Shares by the undersigned:

1. The Company has informed the undersigned that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities or Blue Sky law or laws, and thus the Shares may not be transferred or otherwise disposed of until the Shares are subsequently registered under the Act and the applicable state securities or Blue Sky law or laws or an exemption from such registration requirements is available.

2. The undersigned has been informed that a legend referring to the restrictions indicated herein on transferability and sale will be placed upon the certificate(s) evidencing the Shares.

A.  Date of Stock Option Agreement:  July 1, 1999
B.  Number of Shares covered by Agreement: 90,000
C. Number of shares of Common Stock actually to be purchased at this time: _________
D.  Exercise price per Share: $1.00
E . Aggregate price to be paid for Shares actually purchased (D multiplied by C): $_____

Dated:  ________________________


                                  Very truly yours,

                                  _______________________________
                                  MICHAEL J. GRAHAM

                                  Residence:

                                  _______________________________
                                  _______________________________

ACCEPTED:

1st INTERNET GROUP, INC.

By:  __________________________
      Name:______________________
      Title: ______________________

Dated: ________________________